Filed under Rule 497(k)
Registration No. 333-08653

SEASONS SERIES TRUST

International Equity Portfolio

(the “Portfolio”)

Supplement dated December 30, 2015, to the Portfolio’s

Summary Prospectus dated July 29, 2015, as amended

The following changes are effective immediately:

In the section entitled “Portfolio Summary: International Equity Portfolio – Investment Adviser,” the portfolio manager disclosure with respect to SunAmerica Asset Management, LLC (“SAAMCo”) is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2014	Lead Portfolio Manager
Jane Bayar	2015	Co-Portfolio Manager
Andrew Sheridan	2014	Co-Portfolio Manager

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.